UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2016

WESTERN REFINING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices and Zip Code)

(915) 534-1400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On April 8, 2016, the Board of Directors of Western Refining, Inc. (“Western” or the “Company”) approved a cash dividend of $0.38 per share of common stock for the second quarter of 2016. The dividend will be paid on May 2, 2016, to shareholders of record at the close of market on April 18, 2016. On April 8, 2016, the Company issued a press release announcing this cash dividend. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated April 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Dated: April 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 8, 2016